UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 20, 2015 (March 19, 2015)

Travelport Worldwide Limited

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-36640 (Commission File No.)	98-0505105 (I.R.S. Employer Identification Number)
Axis One, Axis Park Langley, Berkshire, United Kingdom SL3 8AG (Address of principal executive office)

Registrant's telephone number, including area code 44-1753-288-000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders. The information set forth under Item 8.01 below is incorporated by reference.

Item 8.01	Other Events.

On March 19, 2015, our Board of Directors resolved to (i) set June 11, 2015 as the date for the Company’s 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) at a time and location to be determined and specified in the Company’s proxy statement related to the Annual Meeting and (ii) set the record date for the Annual Meeting to be the close of business on Friday, April 17, 2015.

Because the date of the Annual Meeting is more than 30 days before the anniversary date of last year’s annual general meeting of shareholders (which took place by written resolution in lieu of such annual general meeting prior to the Company’s initial public offering), pursuant to the U.S. Securities and Exchange Commission’s rules, including Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has set the deadline for submission of proposals to be included in its proxy materials for the Annual Meeting as of the close of business on April 10, 2015. Therefore, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy materials for the Annual Meeting, the proposal must be received by the Company at its principal executive office (Travelport Worldwide Limited, Attention: General Counsel or Secretary, Axis One, Axis Park, Langley, Berkshire, United Kingdom SL3 8AG) by the close of business on April 10, 2015 and must comply with the procedures and requirements as set forth in Rule 14a-8 under the Exchange Act.

In accordance with the advance notice requirements contained in the Company’s amended and restated bye-laws applicable for an annual general meeting of shareholders that is more than 30 days before the anniversary date of the prior year’s annual general meeting of shareholders, in order for director nominations or other business to be brought before the Annual Meeting by a shareholder, other than Rule 14a-8 proposals described above, written notice must be delivered to the Company’s principal executive office (Travelport Worldwide Limited, Attention: General Counsel or Secretary, Axis One, Axis Park, Langley, Berkshire, United Kingdom SL3 8AG) by the close of business on April 10, 2015. These shareholder notices also must comply with all additional procedures and requirements of the Company’s amended and restated bye-laws and will not be effective otherwise.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated March 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED
By:	/s/ Rochelle Boas
Rochelle Boas
Senior Vice President and Secretary

Date: March 20, 2015

TRAVELPORT WORLDWIDE LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated March 20, 2015 (March 19, 2015)

EXHIBIT INDEX

99.1	Press Release dated March 20, 2015.